Exhibit 10.9

Forms of Instruments of Grant
generally provided to optionees granted options under the
Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated
or the Nortel Networks Corporation 2000 Stock Option Plan.

Form of Instrument of Grant generally provided to optionees in Canada permitting electronic acceptance
NORTEL NETWORKS CORPORATION — STOCK OPTIONS
INSTRUMENT OF GRANT
«COUNTRY»

NAME OF OPTIONEE:	«NAME» («GID»)

EFFECTIVE DATE:	«GRANT_DATE»

NUMBER OF OPTIONS:	«GRANTED»

SUBSCRIPTION PRICE:	«PRICE» (CDN)

EXPIRATION DATE:	«EXPIRY_DATE»

VESTING SCHEDULE:	«VESTING» — «Vest_Desc»

VESTING START DATE:

PLAN:	Nortel «PLAN» Plan
This instrument (hereinafter the “Instrument of Grant”) evidences a Grant to you of the number of Options indicated above, on the Effective Date indicated above, pursuant to either the Nortel Networks Corporation 1986 Stock Option Plan As Amended and Restated, if indicated above as “1986 Plan”, or the Nortel Networks Corporation 2000 Stock Option Plan, if indicated above as “2000 Plan”, in each case as may be amended from time to time (hereinafter the “Plan”, as the case may be). Each Option covered by this Instrument of Grant generally entitles you to purchase one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”), at the Subscription Price per Share indicated above, no later than the Expiration Date indicated above, or such earlier date as may be applicable pursuant to the provisions of section 6 of the Plan. Capitalized terms not otherwise defined in this Instrument of Grant have the meanings set forth in the Plan.
1.     All Options covered by this Instrument of Grant are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Grant and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the Options covered by this Instrument of Grant depending on your country work location, residency or payroll, whether on the Effective Date of the Grant of Options, on the date of exercise of the Options, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Grant.
2.      The Options covered by this Instrument of Grant are Canadian Options, so the Subscription Price and all other amounts to be calculated in accordance with the provisions of the Plan for purposes of this Grant of Options shall be calculated and stated in Canadian dollars.
3.     You will have the right to exercise the Options after they have vested in such amounts and on such dates in accordance with the vesting schedule indicated above, provided that you have been in the continuous employment of the Corporation or any of its subsidiaries or affiliated entities from the Effective Date. The exact amounts and dates for vesting are specified in your Grant information available through the Nortel Intranet — WebStock site (https://webstock.us.nortel.com:49701/webstock/docs/default.html), “Personal Summary of Stock Options” web page, or such other web site or through such other means as may be specified by the Corporation from time to time.

4.     Options may be exercised: (i) by irrevocable notice of exercise in writing, executed and delivered by the Optionee to the Nortel Stock Option Administration Department (at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6, or such other address as may be in effect from time to time); and/or (ii) through such Internet-based or on-line system or such telephonic or voice recognition system (whether provided by the Corporation or any third party on behalf of the Corporation); in each case, in such form or manner as may be specified from time to time by the Corporation on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Stock Options/Exercise Process, or otherwise in accordance with the Plan. The date of exercise of the Options shall be the date on which the notice of exercise, accompanied by payment of the Subscription Price and any other required documentation as provided in the Plan or the Rules and Regulations, is received by the Corporation, in such form or manner as may be specified from time to time by the Corporation.
5.     The terms and conditions in this paragraph apply to you only if one or both of the following apply: (i) you are a “Reporting Insider” for the purpose of Corporate Procedure No. 320.28 - Use of Undisclosed Material Information on the Effective Date indicated above; or (ii) the number of Options evidenced by this Instrument of Grant is equal to or in excess of 15,000 Options. In consideration of the Grant of Options, in the event that you exercise all or any part of the Options at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”), and:
(i)	while employed or during the period of twelve (12) months following the termination of your employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with any Nortel Company;

(ii)	you fail to comply with or otherwise breach the terms or conditions of any confidentiality agreement or non-disclosure agreement with any Nortel Company;

(iii)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/or was supplying services to any Nortel Company, to terminate their employment or contractual arrangements with any Nortel Company; or

(iv)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away the business of any of the customers or accounts, or prospective customers or accounts, of any Nortel Company or any of its distributors, representatives or vendors, which you have had contact or communication with while employed at any Nortel Company;
you agree that you will, if required by the Corporation in its sole discretion, pay to the Corporation within ten (10) days of written demand for payment from the Corporation an amount equal to the amount of the excess of the Market Value, on the date of exercise of the Options, of the Shares purchased as a result of the exercise of the Options over the Subscription Price for the Shares covered by the Options (the “Applicable Amount”).
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (and, where applicable, in respect of the Grant of such Options ) .
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency.
     For the purposes of this paragraph 5:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Corporation of all or any portion of the Applicable Amount by the Designated Employee;

“Nortel Company” means Nortel Networks Corporation and its affiliated entities (as such term is defined by the 1986 Plan and 2000 Plan); and

“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time the Shares are issued upon the exercise of Options (and, where applicable, at the time of the Effective Date of the Grant of such Options).
6.     The Corporation may require, as a condition of exercise of the Options, that you: (i) pay any applicable taxes, charges, duties, contributions or otherwise (hereinafter “taxes”) which are required to be paid by you to any federal, provincial, state, local, foreign or other taxation authority; (ii) reimburse any taxes which are required to be withheld and remitted by the Corporation or any of its subsidiaries; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, and as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. The Corporation may also require, as a condition of exercise of the Options, that all or a portion of the Shares issued to you upon the exercise of the Options: (i) be withheld, until such time as payment for any tax withholdings made by the Corporation or any of its subsidiaries on account of applicable taxes (hereinafter “tax withholdings”) has been received; and/or (ii) be sold by you or on your behalf to generate proceeds sufficient to cover tax withholdings, in each case if you do not pay such tax withholdings within the designated time periods as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. You further acknowledge and agree that conditions or restrictions on the transferability of the Shares issued to you upon the exercise of the Options may be imposed on such Shares on account of taxes or tax withholdings in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, in each case as may be specified in the Rules and Regulations or otherwise in accordance with the Plan.
7.     The Options are not transferable or assignable and shall only be exercisable by you or your legal guardian while you are alive. In the event of your death, the right to exercise shall be governed by section 6(g) of the Plan, subject to any applicable Rules and Regulations.
8.     This Instrument of Grant: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Grant and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Grant of Options evidenced by this Instrument of Grant are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be.
9.     A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Stock Options/Stock Option Plan Documents. The Services@Work site also contains other general information about the Options. You should check the Services@Work site frequently since it may be updated from time to time.
10.     You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Grant of Options does not create any right to receive future Grants of Options, or benefits in lieu of Options and the terms and conditions of any future Grants of Options, if any, will be communicated if and when new Grants of Options are to be made; (iii) the value of the Options is outside the scope of your employment contract, if any, and the Grant of Options is not for labour performed; (iv) participation in the Plan is voluntary; (v) the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the Options are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the vesting of the Options ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the expiration of Options or the early exercise thereof on any such termination of employment; and (viii) the Grant of the Option does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Grant or the Options, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
11.     The various provisions and sub-provisions of this Instrument of Grant are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Grant, the Plan, the Rules and Regulations, or any documents related to the Plan.

12.     Nortel and its third party service providers may need to collect and use information about employees for the purpose of the grant and/or exercise of Options, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Grant or the Options, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
13.     By accepting this Instrument of Grant or the Options, you expressly consent that the Plan, the Rules and Regulations, the Prospectus for the Plan and any other document relating thereto, including this Instrument of Grant and the information about the Grant available through the Nortel Intranet — WebStock site, be drawn up and/or available in English only. Par votre acceptation de la présente entente ou des options, vous consentez expressément à ce que le régime d’achat d’actions, les règlements et le prospectus relatifs au régime d’achat d’actions et tout autre document connexe, y compris la présente entente et l’information concernant vos options disponible à la page « Webstock » de l’intranet de Nortel soient rédigés et/ou disponibles en anglais seulement.
14.     By accepting this Instrument of Grant or the Options, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations, this Instrument of Grant and all information about the Grant available on Webstock Option Summary, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; and (ii) agree to be bound by the terms and conditions stated in this Instrument of Grant, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein.

Form of Instrument of Grant generally provided to optionees in the United States permitting electronic acceptance
NORTEL NETWORKS CORPORATION — STOCK OPTIONS
INSTRUMENT OF GRANT
«COUNTRY»

NAME OF OPTIONEE:	«NAME» («GID»)

EFFECTIVE DATE:	«GRANT_DATE»

NUMBER OF OPTIONS:	«GRANTED»

SUBSCRIPTION PRICE:	«PRICE» (USD)

EXPIRATION DATE:	«EXPIRY_DATE»

VESTING SCHEDULE:	«VESTING» — «Vest_Desc»

VESTING START DATE:

PLAN:	Nortel «PLAN» Plan
This instrument (hereinafter the “Instrument of Grant”) evidences a Grant to you of the number of Options indicated above, on the Effective Date indicated above, pursuant to either the Nortel Networks Corporation 1986 Stock Option Plan As Amended and Restated, if indicated above as “1986 Plan”, or the Nortel Networks Corporation 2000 Stock Option Plan, if indicated above as “2000 Plan”, in each case as may be amended from time to time (hereinafter the “Plan”, as the case may be). Each Option covered by this Instrument of Grant generally entitles you to purchase one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”), at the Subscription Price per Share indicated above, no later than the Expiration Date indicated above, or such earlier date as may be applicable pursuant to the provisions of section 6 of the Plan. Capitalized terms not otherwise defined in this Instrument of Grant have the meanings set forth in the Plan.
1.     All Options covered by this Instrument of Grant are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Grant and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the Options covered by this Instrument of Grant depending on your country work location, residency or payroll, whether on the Effective Date of the Grant of Options, on the date of exercise of the Options, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Grant.
2.     The Options covered by this Instrument of Grant are U.S. Options, so the Subscription Price and all other amounts to be calculated in accordance with the provisions of the Plan for purposes of this Grant of Options shall be calculated and stated in U.S. dollars. The Options are Non-Qualified Stock Options for the purposes of the Plan. Such designation is only relevant in determining the U.S. federal income tax consequences, if any, applicable to the Options, and has no bearing on the tax treatment applicable to Options in countries outside of the United States. Optionees are urged to seek their own tax advice to assess the tax status of such Options.
3.     You will have the right to exercise the Options after they have vested in such amounts and on such dates in accordance with the vesting schedule indicated above, provided that you have been in the continuous employment of the Corporation or any of its subsidiaries or affiliated entities from the Effective Date. The exact amounts and dates for vesting are specified in your Grant information available through the Nortel Intranet — WebStock site

(https://webstock.us.nortel.com:49701/webstock/docs/default.html), “Personal Summary of Stock Options” web page, or such other web site or through such other means as may be specified by the Corporation from time to time.
4.     Options may be exercised: (i) by irrevocable notice of exercise in writing, executed and delivered by the Optionee to the Nortel Stock Option Administration Department (at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6, or such other address as may be in effect from time to time); and/or (ii) through such Internet-based or on-line system or such telephonic or voice recognition system (whether provided by the Corporation or any third party on behalf of the Corporation); in each case, in such form or manner as may be specified from time to time by the Corporation on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Stock Options/Exercise Process, or otherwise in accordance with the Plan. The date of exercise of the Options shall be the date on which the notice of exercise, accompanied by payment of the Subscription Price and any other required documentation as provided in the Plan or the Rules and Regulations, is received by the Corporation, in such form or manner as may be specified from time to time by the Corporation.
5.     The terms and conditions in this paragraph apply to you only if one or both of the following apply: (i) you are a “Reporting Insider” for the purpose of Corporate Procedure No. 320.28 - Use of Undisclosed Material Information on the Effective Date indicated above; or (ii) the number of Options evidenced by this Instrument of Grant is equal to or in excess of 15,000 Options. In consideration of the Grant of Options, in the event that you exercise all or any part of the Options at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”), and:
(i)	while employed or during the period of twelve (12) months following the termination of your employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with any Nortel Company;

(ii)	you fail to comply with or otherwise breach the terms or conditions of any confidentiality agreement or non-disclosure agreement with any Nortel Company;

(iii)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/or was supplying services to any Nortel Company, to terminate their employment or contractual arrangements with any Nortel Company; or

(iv)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away the business of any of the customers or accounts, or prospective customers or accounts, of any Nortel Company or any of its distributors, representatives or vendors, which you have had contact or communication with while employed at any Nortel Company;
you agree that you will, if required by the Corporation in its sole discretion, pay to the Corporation within ten (10) days of written demand for payment from the Corporation an amount equal to the amount of the excess of the Market Value, on the date of exercise of the Options, of the Shares purchased as a result of the exercise of the Options over the Subscription Price for the Shares covered by the Options (the “Applicable Amount”).
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (and, where applicable, in respect of the Grant of such Options ) .
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency.
     For the purposes of this paragraph 5:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Corporation of all or any portion of the Applicable Amount by the Designated Employee;

“Nortel Company” means Nortel Networks Corporation and its affiliated entities (as such term is defined by the 1986 Plan and 2000 Plan); and

“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time the Shares are issued upon the exercise of Options (and, where applicable, at the time of the Effective Date of the Grant of such Options).
6.     The Corporation may require, as a condition of exercise of the Options, that you: (i) pay any applicable taxes, charges, duties, contributions or otherwise (hereinafter “taxes”) which are required to be paid by you to any federal, provincial, state, local, foreign or other taxation authority; (ii) reimburse any taxes which are required to be withheld and remitted by the Corporation or any of its subsidiaries; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, and as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. The Corporation may also require, as a condition of exercise of the Options, that all or a portion of the Shares issued to you upon the exercise of the Options: (i) be withheld, until such time as payment for any tax withholdings made by the Corporation or any of its subsidiaries on account of applicable taxes (hereinafter “tax withholdings”) has been received; and/or (ii) be sold by you or on your behalf to generate proceeds sufficient to cover tax withholdings, in each case if you do not pay such tax withholdings within the designated time periods as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. You further acknowledge and agree that conditions or restrictions on the transferability of the Shares issued to you upon the exercise of the Options may be imposed on such Shares on account of taxes or tax withholdings in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, in each case as may be specified in the Rules and Regulations or otherwise in accordance with the Plan.
7.     The Options are not transferable or assignable and shall only be exercisable by you or your legal guardian while you are alive. In the event of your death, the right to exercise shall be governed by section 6(g) of the Plan, subject to any applicable Rules and Regulations.
8.     This Instrument of Grant: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Grant and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Grant of Options evidenced by this Instrument of Grant are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be.
9.     A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Stock Options/Stock Option Plan Documents. The Services@Work site also contains other general information about the Options. You should check the Services@Work site frequently since it may be updated from time to time.
10.     You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Grant of Options does not create any right to receive future Grants of Options, or benefits in lieu of Options and the terms and conditions of any future Grants of Options, if any, will be communicated if and when new Grants of Options are to be made; (iii) the value of the Options is outside the scope of your employment contract, if any, and the Grant of Options is not for labour performed; (iv) participation in the Plan is voluntary; (v) the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the Options are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the vesting of the Options ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the expiration of Options or the early exercise thereof on any such termination of employment; and (viii) the Grant of the Option does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Grant or the Options, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
11.     The various provisions and sub-provisions of this Instrument of Grant are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Grant, the Plan, the Rules and Regulations, or any documents related to the Plan.

12.     Nortel and its third party service providers may need to collect and use information about employees for the purpose of the grant and/or exercise of Options, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Grant or the Options, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
13.     By accepting this Instrument of Grant or the Options, you expressly consent that the Plan, the Rules and Regulations, the Prospectus for the Plan and any other document relating thereto, including this Instrument of Grant and the information about the Grant available through the Nortel Intranet — WebStock site, be drawn up and/or available in English only. Par votre acceptation de la présente entente ou des options, vous consentez expressément à ce que le régime d’achat d’actions, les règlements et le prospectus relatifs au régime d’achat d’actions et tout autre document connexe, y compris la présente entente et l’information concernant vos options disponible à la page « Webstock » de l’intranet de Nortel soient rédigés et/ou disponibles en anglais seulement.
14.     By accepting this Instrument of Grant or the Options, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations, this Instrument of Grant and all information about the Grant available on Webstock Option Summary, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; and (ii) agree to be bound by the terms and conditions stated in this Instrument of Grant, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein.

Form of Instrument of Grant generally provided to optionees in the United States permitting written acceptance
NORTEL NETWORKS CORPORATION — STOCK OPTIONS
INSTRUMENT OF GRANT
«COUNTRY»

NAME OF OPTIONEE:	«NAME» («GID»)

EFFECTIVE DATE:	«GRANT_DATE»

NUMBER OF OPTIONS:	«GRANTED»

SUBSCRIPTION PRICE:	«PRICE» (USD)

EXPIRATION DATE:	«EXPIRY_DATE»

VESTING SCHEDULE:	«VESTING» — «Vest_Desc»

VESTING START DATE:

PLAN:	Nortel «PLAN» Plan
This instrument (hereinafter the “Instrument of Grant”) evidences a Grant to you of the number of Options indicated above, on the Effective Date indicated above, pursuant to either the Nortel Networks Corporation 1986 Stock Option Plan As Amended and Restated, if indicated above as “1986 Plan”, or the Nortel Networks Corporation 2000 Stock Option Plan, if indicated above as “2000 Plan”, in each case as may be amended from time to time (hereinafter the “Plan”, as the case may be). Each Option covered by this Instrument of Grant generally entitles you to purchase one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”), at the Subscription Price per Share indicated above, no later than the Expiration Date indicated above, or such earlier date as may be applicable pursuant to the provisions of section 6 of the Plan. Capitalized terms not otherwise defined in this Instrument of Grant have the meanings set forth in the Plan.
1.     All Options covered by this Instrument of Grant are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Grant and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the Options covered by this Instrument of Grant depending on your country work location, residency or payroll, whether on the Effective Date of the Grant of Options, on the date of exercise of the Options, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Grant.
2.     The Options covered by this Instrument of Grant are U.S. Options, so the Subscription Price and all other amounts to be calculated in accordance with the provisions of the Plan for purposes of this Grant of Options shall be calculated and stated in U.S. dollars. The Options are Non-Qualified Stock Options for the purposes of the Plan. Such designation is only relevant in determining the U.S. federal income tax consequences, if any, applicable to the Options, and has no bearing on the tax treatment applicable to Options in countries outside of the United States. Optionees are urged to seek their own tax advice to assess the tax status of such Options.
3.     You will have the right to exercise the Options after they have vested in such amounts and on such dates in accordance with the vesting schedule indicated above, provided that you have been in the continuous employment of the Corporation or any of its subsidiaries or affiliated entities from the Effective Date. The exact amounts and dates for vesting are specified in your Grant information available through the Nortel Intranet — WebStock site

(https://webstock.us.nortel.com:49701/webstock/docs/default.html), “Personal Summary of Stock Options” web page, or such other web site or through such other means as may be specified by the Corporation from time to time.
4.     Options may be exercised: (i) by irrevocable notice of exercise in writing, executed and delivered by the Optionee to the Nortel Stock Option Administration Department (at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6, or such other address as may be in effect from time to time); and/or (ii) through such Internet-based or on-line system or such telephonic or voice recognition system (whether provided by the Corporation or any third party on behalf of the Corporation); in each case, in such form or manner as may be specified from time to time by the Corporation on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Stock Options/Exercise Process, or otherwise in accordance with the Plan. The date of exercise of the Options shall be the date on which the notice of exercise, accompanied by payment of the Subscription Price and any other required documentation as provided in the Plan or the Rules and Regulations, is received by the Corporation, in such form or manner as may be specified from time to time by the Corporation.
5.     The terms and conditions in this paragraph apply to you only if one or both of the following apply: (i) you are a “Reporting Insider” for the purpose of Corporate Procedure No. 320.28 - Use of Undisclosed Material Information on the Effective Date indicated above; or (ii) the number of Options evidenced by this Instrument of Grant is equal to or in excess of 15,000 Options. In consideration of the Grant of Options, in the event that you exercise all or any part of the Options at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”), and:
(i)	while employed or during the period of twelve (12) months following the termination of your employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with any Nortel Company;

(ii)	you fail to comply with or otherwise breach the terms or conditions of any confidentiality agreement or non-disclosure agreement with any Nortel Company;

(iii)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/or was supplying services to any Nortel Company, to terminate their employment or contractual arrangements with any Nortel Company; or

(iv)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away the business of any of the customers or accounts, or prospective customers or accounts, of any Nortel Company or any of its distributors, representatives or vendors, which you have had contact or communication with while employed at any Nortel Company;
you agree that you will, if required by the Corporation in its sole discretion, pay to the Corporation within ten (10) days of written demand for payment from the Corporation an amount equal to the amount of the excess of the Market Value, on the date of exercise of the Options, of the Shares purchased as a result of the exercise of the Options over the Subscription Price for the Shares covered by the Options (the “Applicable Amount”).
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (and, where applicable, in respect of the Grant of such Options ) .
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency.
     For the purposes of this paragraph 5:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Corporation of all or any portion of the Applicable Amount by the Designated Employee;

“Nortel Company” means Nortel Networks Corporation and its affiliated entities (as such term is defined by the 1986 Plan and 2000 Plan); and

“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time the Shares are issued upon the exercise of Options (and, where applicable, at the time of the Effective Date of the Grant of such Options).
6.     The Corporation may require, as a condition of exercise of the Options, that you: (i) pay any applicable taxes, charges, duties, contributions or otherwise (hereinafter “taxes”) which are required to be paid by you to any federal, provincial, state, local, foreign or other taxation authority; (ii) reimburse any taxes which are required to be withheld and remitted by the Corporation or any of its subsidiaries; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, and as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. The Corporation may also require, as a condition of exercise of the Options, that all or a portion of the Shares issued to you upon the exercise of the Options: (i) be withheld, until such time as payment for any tax withholdings made by the Corporation or any of its subsidiaries on account of applicable taxes (hereinafter “tax withholdings”) has been received; and/or (ii) be sold by you or on your behalf to generate proceeds sufficient to cover tax withholdings, in each case if you do not pay such tax withholdings within the designated time periods as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. You further acknowledge and agree that conditions or restrictions on the transferability of the Shares issued to you upon the exercise of the Options may be imposed on such Shares on account of taxes or tax withholdings in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, in each case as may be specified in the Rules and Regulations or otherwise in accordance with the Plan.
7.     The Options are not transferable or assignable and shall only be exercisable by you or your legal guardian while you are alive. In the event of your death, the right to exercise shall be governed by section 6(g) of the Plan, subject to any applicable Rules and Regulations.
8.     This Instrument of Grant: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Grant and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Grant of Options evidenced by this Instrument of Grant are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be.
9.     A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Stock Options/Stock Option Plan Documents. The Services@Work site also contains other general information about the Options. You should check the Services@Work site frequently since it may be updated from time to time.
10.     You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Grant of Options does not create any right to receive future Grants of Options, or benefits in lieu of Options and the terms and conditions of any future Grants of Options, if any, will be communicated if and when new Grants of Options are to be made; (iii) the value of the Options is outside the scope of your employment contract, if any, and the Grant of Options is not for labour performed; (iv) participation in the Plan is voluntary; (v) the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the Options are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the vesting of the Options ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the expiration of Options or the early exercise thereof on any such termination of employment; and (viii) the Grant of the Option does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Grant or the Options, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
11.     The various provisions and sub-provisions of this Instrument of Grant are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Grant, the Plan, the Rules and Regulations, or any documents related to the Plan.

12.     Nortel and its third party service providers may need to collect and use information about employees for the purpose of the grant and/or exercise of Options, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Grant or the Options, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
13.     By accepting this Instrument of Grant or the Options, you expressly consent that the Plan, the Rules and Regulations, the Prospectus for the Plan and any other document relating thereto, including this Instrument of Grant and the information about the Grant available through the Nortel Intranet — WebStock site, be drawn up and/or available in English only. Par votre acceptation de la présente entente ou des options, vous consentez expressément à ce que le régime d’achat d’actions, les règlements et le prospectus relatifs au régime d’achat d’actions et tout autre document connexe, y compris la présente entente et l’information concernant vos options disponible à la page « Webstock » de l’intranet de Nortel soient rédigés et/ou disponibles en anglais seulement.
14.      By accepting this Instrument of Grant or the Options, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations, this Instrument of Grant and all information about the Grant available on Webstock Option Summary, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; and (ii) agree to be bound by the terms and conditions stated in this Instrument of Grant, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein.
If you accept the terms and conditions of this Grant of Options as described in this Instrument of Grant, please confirm your acceptance by signing where indicated below and returning it to Nortel Stock Option Administration at the address indicated above.
Signature of Optionee:

Form of Instrument of Grant generally provided to optionees in Belgium
NORTEL NETWORKS CORPORATION — STOCK OPTIONS
INSTRUMENT OF GRANT — BELGIUM
«COUNTRY»

NAME OF OPTIONEE:	«NAME» («GID»)

EFFECTIVE DATE:	«GRANT_DATE»

NUMBER OF OPTIONS:	«GRANTED»

SUBSCRIPTION PRICE:	«PRICE» (USD)

EXPIRATION DATE:	«EXPIRY_DATE»

VESTING SCHEDULE:	«VESTING» — «Vest_Desc»

VESTING START DATE:

PLAN:	Nortel «PLAN» Plan
This instrument (hereinafter the “Instrument of Grant”) evidences a Grant to you of the number of Options indicated above, on the Effective Date indicated above, pursuant to either the Nortel Networks Corporation 1986 Stock Option Plan As Amended and Restated, if indicated above as “1986 Plan”, or the Nortel Networks Corporation 2000 Stock Option Plan, if indicated above as “2000 Plan”, in each case as may be amended from time to time (hereinafter the “Plan”, as the case may be). Each Option covered by this Instrument of Grant generally entitles you to purchase one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”), at the Subscription Price per Share indicated above, no later than the Expiration Date indicated above, or such earlier date as may be applicable pursuant to the provisions of section 6 of the Plan. Capitalized terms not otherwise defined in this Instrument of Grant have the meanings set forth in the Plan.
1.     All Options covered by this Instrument of Grant are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Grant and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the Options covered by this Instrument of Grant depending on your country work location, residency or payroll, whether on the Effective Date of the Grant of Options, on the date of exercise of the Options, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Grant.
2.     The Options covered by this Instrument of Grant are U.S. Options, so the Subscription Price and all other amounts to be calculated in accordance with the provisions of the Plan for purposes of this Grant of Options shall be calculated and stated in U.S. dollars. The Options are Non-Qualified Stock Options for the purposes of the Plan. Such designation is only relevant in determining the U.S. federal income tax consequences, if any, applicable to the Options, and has no bearing on the tax treatment applicable to Options in countries outside of the United States. Optionees are urged to seek their own tax advice to assess the tax status of such Options.
3.     You will have the right to exercise the Options after they have vested in such amounts and on such dates in accordance with the vesting schedule indicated above, provided that you have been in the continuous employment of the Corporation or any of its subsidiaries or affiliated entities from the Effective Date. The exact amounts and dates for vesting are specified in your Grant information available through the Nortel Intranet — WebStock site (https://webstock.us.nortel.com:49701/webstock/docs/default.html), “Personal Summary of Stock Options” web page, or such other web site or through such other means as may be specified by the Corporation from time to time.

4.     Options may be exercised: (i) by irrevocable notice of exercise in writing, executed and delivered by the Optionee to the Nortel Stock Option Administration Department (at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6, or such other address as may be in effect from time to time); and/or (ii) through such Internet-based or on-line system or such telephonic or voice recognition system (whether provided by the Corporation or any third party on behalf of the Corporation); in each case, in such form or manner as may be specified from time to time by the Corporation on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Stock Options/Exercise Process, or otherwise in accordance with the Plan. The date of exercise of the Options shall be the date on which the notice of exercise, accompanied by payment of the Subscription Price and any other required documentation as provided in the Plan or the Rules and Regulations, is received by the Corporation, in such form or manner as may be specified from time to time by the Corporation.
5.     The terms and conditions in this paragraph apply to you only if one or both of the following apply: (i) you are a “Reporting Insider” for the purpose of Corporate Procedure No. 320.28 - Use of Undisclosed Material Information on the Effective Date indicated above; or (ii) the number of Options evidenced by this Instrument of Grant is equal to or in excess of 15,000 Options. In consideration of the Grant of Options, in the event that you exercise all or any part of the Options at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”), and:
(i)	while employed or during the period of twelve (12) months following the termination of your employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with any Nortel Company;

(ii)	you fail to comply with or otherwise breach the terms or conditions of any confidentiality agreement or non-disclosure agreement with any Nortel Company;

(iii)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/or was supplying services to any Nortel Company, to terminate their employment or contractual arrangements with any Nortel Company; or

(iv)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away the business of any of the customers or accounts, or prospective customers or accounts, of any Nortel Company or any of its distributors, representatives or vendors, which you have had contact or communication with while employed at any Nortel Company;
you agree that you will, if required by the Corporation in its sole discretion, pay to the Corporation within ten (10) days of written demand for payment from the Corporation an amount equal to the amount of the excess of the Market Value, on the date of exercise of the Options, of the Shares purchased as a result of the exercise of the Options over the Subscription Price for the Shares covered by the Options (the “Applicable Amount”).
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (and, where applicable, in respect of the Grant of such Options).
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency.
     For the purposes of this paragraph 5:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Corporation of all or any portion of the Applicable Amount by the Designated Employee;

“Nortel Company” means Nortel Networks Corporation and its affiliated entities (as such term is defined by the 1986 Plan and 2000 Plan); and

“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time the Shares are issued upon the exercise of Options (and, where applicable, at the time of the Effective Date of the Grant of such Options).
6.     The Corporation may require, as a condition of exercise of the Options, that you: (i) pay any applicable taxes, charges, duties, contributions or otherwise (hereinafter “taxes”) which are required to be paid by you to any federal, provincial, state, local, foreign or other taxation authority; (ii) reimburse any taxes which are required to be withheld and remitted by the Corporation or any of its subsidiaries; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, and as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. The Corporation may also require, as a condition of exercise of the Options, that all or a portion of the Shares issued to you upon the exercise of the Options: (i) be withheld, until such time as payment for any tax withholdings made by the Corporation or any of its subsidiaries on account of applicable taxes (hereinafter “tax withholdings”) has been received; and/or (ii) be sold by you or on your behalf to generate proceeds sufficient to cover tax withholdings, in each case if you do not pay such tax withholdings within the designated time periods as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. You further acknowledge and agree that conditions or restrictions on the transferability of the Shares issued to you upon the exercise of the Options may be imposed on such Shares on account of taxes or tax withholdings in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, in each case as may be specified in the Rules and Regulations or otherwise in accordance with the Plan.
7.     The Options are not transferable or assignable and shall only be exercisable by you or your legal guardian while you are alive. In the event of your death, the right to exercise shall be governed by section 6(g) of the Plan, subject to any applicable Rules and Regulations.
8.     This Instrument of Grant: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Grant and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Grant of Options evidenced by this Instrument of Grant are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be.
9.     A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Stock Options/Stock Option Plan Documents. The Services@Work site also contains other general information about the Options. You should check the Services@Work site frequently since it may be updated from time to time.
10.     You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Grant of Options does not create any right to receive future Grants of Options, or benefits in lieu of Options and the terms and conditions of any future Grants of Options, if any, will be communicated if and when new Grants of Options are to be made; (iii) the value of the Options is outside the scope of your employment contract, if any, and the Grant of Options is not for labour performed; (iv) participation in the Plan is voluntary; (v) the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the Options are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the vesting of the Options ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the expiration of Options or the early exercise thereof on any such termination of employment; and (viii) the Grant of the Option does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Grant or the Options, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.

11.     The various provisions and sub-provisions of this Instrument of Grant are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Grant, the Plan, the Rules and Regulations, or any documents related to the Plan.
12.     Nortel and its third party service providers may need to collect and use information about employees for the purpose of the grant and/or exercise of Options, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Grant or the Options, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
13.     By accepting this Instrument of Grant or the Options, you expressly consent that the Plan, the Rules and Regulations, the Prospectus for the Plan and any other document relating thereto, including this Instrument of Grant and the information about the Grant available through the Nortel Intranet — WebStock site, be drawn up and/or available in English only. Par votre acceptation de la présente entente ou des options, vous consentez expressément à ce que le régime d’achat d’actions, les règlements et le prospectus relatifs au régime d’achat d’actions et tout autre document connexe, y compris la présente entente et l’information concernant vos options disponible à la page « Webstock » de l’intranet de Nortel soient rédigés et/ou disponibles en anglais seulement.
14.     By accepting this Instrument of Grant or the Options, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations, this Instrument of Grant and all information about the Grant available on Webstock Option Summary, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; and (ii) agree to be bound by the terms and conditions stated in this Instrument of Grant, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein.
15.	The timing of taxation on your stock options is dependent upon when you accept this Instrument of Grant;
i)	if this Instrument of Grant is accepted greater than 60 days after the date of offer/Formal Grant Notification Date (as defined below), your stock options will be taxable at the date of exercise

ii)	if this Instrument of Grant is accepted within 60 days of the date of offer/Formal Grant Notification Date (as defined below) by checking one of the boxes below, your stock options will be taxable at time of grant:

Any references in this Instrument of Grant to potential tax consequences are made solely for general information purposes. Nortel is and shall not in any manner be responsible or in any way liable for the accuracy of such information, or changes in Belgian tax law or interpretations made by Belgian authorities which could potentially conflict with such information.
☐	I accept the terms and conditions of this Grant and commit not to exercise the options prior to the end of the third calendar year after the year in which Moment of Grant occurs (Moment of Grant is deemed to occur 60 days after the Formal Grant Notification Date), which will result in a taxable fringe benefit equal to 10% of the value of the underlying shares. I understand that if I exercise the options prior to this time I will be deemed to have received an additional taxable fringe benefit equal to 10% of the value of the underlying shares. Further, I acknowledge and agree that Nortel has not attested to or otherwise certified or guaranteed the accuracy of information on potential tax consequences and Nortel is and shall not in any manner be responsible or in any way liable for the accuracy of such information, or changes in Belgian tax law or interpretations made by Belgian authorities which could potentially conflict with such information.

☐	I accept the terms and conditions of this Grant and do not commit not to exercise the options prior to the end of the third calendar year after the year in which Moment of Grant occurs (Moment of Grant is deemed to occur 60 days after the Formal Grant Notification Date). I understand that because I have not committed to refrain from exercising the options prior to this time I will be deemed to have received a taxable fringe benefit equal to 20% of the value of the underlying shares. Further, I acknowledge and agree that Nortel has not attested to or otherwise certified or guaranteed the accuracy of information on potential tax consequences and Nortel is and shall not in any manner be responsible or in any way liable for the accuracy of such information, or changes in Belgian tax law or interpretations made by Belgian authorities which could potentially conflict with such information.

If you accept this Grant and want to be taxed at grant please check the appropriate box above, execute where indicated below and return within 60 days all pages of this Instrument to Stock Option Plan Administrator, Nortel Networks Corporation, Dept CO1G, MS-036/EN/101, 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada, L6T 5P6 within 60 days of the Formal Grant Notification Date. The “Formal Grant Notification Date” of this Grant is the day on which Nortel Networks Corporation sent you an e-mail notifying you of this Grant (regardless of when you read that e-mail).

By default, taxation of your stock options will occur on the day of exercise.

Signature of Optionee:

Date:

Form of Instrument of Grant generally provided to optionees in Chile permitting electronic acceptance
NORTEL NETWORKS CORPORATION — STOCK OPTIONS
INSTRUMENT OF GRANT
NEITHER THE ISSUER NOR THE SECURITIES ARE REGISTERED IN THE SECURITIES REGISTER OF THE REPUBLIC OF CHILE OR SUBJECT TO THE SURVEILLANCE OF THE SUPERINTENDENCY OF SECURITIES AND INSURANCE OF CHILE — EL EMISOR Y SUS ACCIONES NO SE ENCUENTRAN INSCRITOS EN EL REGISTRO DE VALORES DE LA REPUBLICA DE CHILE NI ESTAN SUJETOS A LA FISCALIZACION DE LA SUPERINTENDENCIA DE VALORES Y SEGUROS DE CHILE.
«COUNTRY»

NAME OF OPTIONEE:	«NAME» («GID»)

EFFECTIVE DATE:	«GRANT_DATE»

NUMBER OF OPTIONS:	«GRANTED»

SUBSCRIPTION PRICE:	«PRICE» (USD)

EXPIRATION DATE:	«EXPIRY_DATE»

VESTING SCHEDULE:	«VESTING» — «Vest_Desc»

VESTING START DATE:

PLAN:	Nortel «PLAN» Plan
This instrument (hereinafter the “Instrument of Grant”) evidences a Grant to you of the number of Options indicated above, on the Effective Date indicated above, pursuant to either the Nortel Networks Corporation 1986 Stock Option Plan As Amended and Restated, if indicated above as “1986 Plan”, or the Nortel Networks Corporation 2000 Stock Option Plan, if indicated above as “2000 Plan”, in each case as may be amended from time to time (hereinafter the “Plan”, as the case may be). Each Option covered by this Instrument of Grant generally entitles you to purchase one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”), at the Subscription Price per Share indicated above, no later than the Expiration Date indicated above, or such earlier date as may be applicable pursuant to the provisions of section 6 of the Plan. Capitalized terms not otherwise defined in this Instrument of Grant have the meanings set forth in the Plan.
1.     All Options covered by this Instrument of Grant are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Grant and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the Options covered by this Instrument of Grant depending on your country work location, residency or payroll, whether on the Effective Date of the Grant of Options, on the date of exercise of the

Options, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Grant.
2.     The Options covered by this Instrument of Grant are U.S. Options, so the Subscription Price and all other amounts to be calculated in accordance with the provisions of the Plan for purposes of this Grant of Options shall be calculated and stated in U.S. dollars. The Options are Non-Qualified Stock Options for the purposes of the Plan. Such designation is only relevant in determining the U.S. federal income tax consequences, if any, applicable to the Options, and has no bearing on the tax treatment applicable to Options in countries outside of the United States. Optionees are urged to seek their own tax advice to assess the tax status of such Options.
3.     You will have the right to exercise the Options after they have vested in such amounts and on such dates in accordance with the vesting schedule indicated above, provided that you have been in the continuous employment of the Corporation or any of its subsidiaries or affiliated entities from the Effective Date. The exact amounts and dates for vesting are specified in your Grant information available through the Nortel Intranet — WebStock site (https://webstock.us.nortel.com:49701/webstock/docs/default.html), “Personal Summary of Stock Options” web page, or such other web site or through such other means as may be specified by the Corporation from time to time.
4.     Options may be exercised: (i) by irrevocable notice of exercise in writing, executed and delivered by the Optionee to the Nortel Stock Option Administration Department (at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6, or such other address as may be in effect from time to time); and/or (ii) through such Internet-based or on-line system or such telephonic or voice recognition system (whether provided by the Corporation or any third party on behalf of the Corporation); in each case, in such form or manner as may be specified from time to time by the Corporation on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Stock Options/Exercise Process, or otherwise in accordance with the Plan. The date of exercise of the Options shall be the date on which the notice of exercise, accompanied by payment of the Subscription Price and any other required documentation as provided in the Plan or the Rules and Regulations, is received by the Corporation, in such form or manner as may be specified from time to time by the Corporation.
5.     The terms and conditions in this paragraph apply to you only if one or both of the following apply: (i) you are a “Reporting Insider” for the purpose of Corporate Procedure No. 320.28 — Use of Undisclosed Material Information on the Effective Date indicated above; or (ii) the number of Options evidenced by this Instrument of Grant is equal to or in excess of 15,000 Options. In consideration of the Grant of Options, in the event that you exercise all or any part of the Options at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”), and:
(i)	while employed or during the period of twelve (12) months following the termination of your employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with any Nortel Company;

(ii)	you fail to comply with or otherwise breach the terms or conditions of any confidentiality agreement or non-disclosure agreement with any Nortel Company;

(iii)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/or was supplying services to any Nortel Company, to terminate their employment or contractual arrangements with any Nortel Company; or

(iv)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away the business of any of the customers or accounts, or prospective customers or accounts, of any Nortel Company or any of its distributors, representatives or vendors, which you have had contact or communication with while employed at any Nortel Company;
you agree that you will, if required by the Corporation in its sole discretion, pay to the Corporation within ten (10) days of written demand for payment from the Corporation an amount equal to the amount of the excess of the Market Value, on the date of exercise of the Options, of the Shares purchased as a result of the exercise of the Options over the Subscription Price for the Shares covered by the Options (the “Applicable Amount”).
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (and, where applicable, in respect of the Grant of such Options).
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency.
     For the purposes of this paragraph 5:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Corporation of all or any portion of the Applicable Amount by the Designated Employee;

“Nortel Company” means Nortel Networks Corporation and its affiliated entities (as such term is defined by the 1986 Plan and 2000 Plan); and

“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time the Shares are issued upon the exercise of Options (and, where applicable, at the time of the Effective Date of the Grant of such Options).
6.     The Corporation may require, as a condition of exercise of the Options, that you: (i) pay any applicable taxes, charges, duties, contributions or otherwise (hereinafter “taxes”) which are required to be paid by you to any federal, provincial, state, local, foreign or other taxation authority; (ii) reimburse any taxes which are required to be withheld and remitted by the Corporation or any of its subsidiaries; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, and as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. The Corporation may also require, as a condition of exercise of the Options, that all or a portion of the Shares issued to you upon the exercise of the Options: (i) be withheld, until such time as payment for any tax withholdings made by the Corporation or any of its subsidiaries on account of applicable taxes (hereinafter “tax withholdings”) has been received; and/or (ii) be sold by you or on your behalf to generate proceeds sufficient to cover tax withholdings, in each case if you do not pay such tax withholdings within the designated time periods as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. You further acknowledge and agree that conditions or restrictions on the transferability of the Shares issued to you upon the exercise of the Options may be imposed on such Shares on account of taxes or tax withholdings in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, in each case as may be specified in the Rules and Regulations or otherwise in accordance with the Plan.
7.     The Options are not transferable or assignable and shall only be exercisable by you or your legal guardian while you are alive. In the event of your death, the right to exercise shall be governed by section 6(g) of the Plan, subject to any applicable Rules and Regulations.
8.     This Instrument of Grant: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Grant and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Grant of Options evidenced by this Instrument of Grant are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be.
9.     A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Stock Options/Stock Option Plan Documents. The Services@Work site also contains other general information about the Options. You should check the Services@Work site frequently since it may be updated from time to time.
10.     You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Grant of Options does not create any right to receive future Grants of Options, or benefits in lieu of Options and the terms and conditions of any future Grants of Options, if any, will be communicated if and when new Grants of Options are to be made; (iii) the value of the Options is outside the scope of your employment contract, if any, and the Grant of Options is not for labour performed; (iv) participation in the Plan is voluntary; (v) the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the Options are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the vesting of the Options ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the expiration of Options or the early exercise thereof on any such termination of employment; and (viii) the Grant of the Option does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Grant or the Options, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
11.     The various provisions and sub-provisions of this Instrument of Grant are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Grant, the Plan, the Rules and Regulations, or any documents related to the Plan.
12.     Nortel and its third party service providers may need to collect and use information about employees for the purpose of the grant and/or exercise of Options, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Grant or the Options, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
13.     By accepting this Instrument of Grant or the Options, you expressly consent that the Plan, the Rules and Regulations, the Prospectus for the Plan and any other document relating thereto, including this Instrument of Grant and the information about the Grant available through the Nortel Intranet — WebStock site, be drawn up and/or available in English only. Par votre acceptation de la présente entente ou des options, vous consentez expressément à ce que le régime d’achat d’actions, les règlements et le prospectus relatifs au régime d’achat d’actions et tout autre document connexe, y compris la présente entente et l’information concernant vos options disponible à la page « Webstock » de l’intranet de Nortel soient rédigés et/ou disponibles en anglais seulement.
14.      By accepting this Instrument of Grant or the Options, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations, this Instrument of Grant and all information about the Grant available on Webstock Option Summary, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; and (ii) agree to be bound by the terms and conditions stated in this Instrument of Grant, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein.